SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549




                            FORM 8-K




                         CURRENT REPORT




               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)        July 28, 1997

                          Northern States Power Company
               (Exact name of registrant as specified in its charter)


                                    Minnesota
                    (State or other jurisdiction of incorporation)



       1-3034                                   41-0448030
(Commission  File  Number)             (IRS Employer Identification No.)


     414 Nicollet Mall                                       55401
(Address of principal executive offices)                   (Zip Code)


         Registrant's     telephone    number,    including     area     code
                                   612-330-5500

               (Former name or former address, if changed since last report)

Item 5.   Other Events.

Viking Voyageur Gas Transmission Company, fifty percent owned by Viking Gas Transmission Company, a wholly-owned subsidiary of Northern States Power Company, a Minnesota corporation (NSP), and NICOR Inc. announced agreement on a letter of intent to make NICOR a twenty percent owner of Viking Voyageur and to change the terminus of the Viking Voyageur natural gas transmission project from Volo, Illinois, to Joliet, Illinois.


Item 7.   Financial Statements and Exhibits.

(c)       EXHIBITS

Exhibit
No.       Description

99.01 July 28, 1997 Information Release from Viking Voyageur Gas Transmission Company

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Northern States Power Company
                                        (a Minnesota corporation)


                                   By
                                        John P. Moore, Jr.
                                        Corporate Secretary

Dated:  July 30, 1997

                         EXHIBIT INDEX


Method of           Exhibit
Filing              No.            Description

DT                  99.01          July 28, 1997 Information Release from
                                   Viking Voyageur Gas Transmission Company